UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                                 March 13, 2006
                       (Date of earliest event reported)

                              CAVALIER HOMES, INC.
          (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

          1-9792                                         63-0949734
          ------                                         ----------
 (Commission File Number)                      (IRS Employer Identification No.)


   32 Wilson Boulevard 100
       Addison, Alabama                                    35540
       ----------------                                    -----
(Address of Principal Executive Offices)                 (Zip Code)

                                (256) 747-9800
                                --------------
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.
                  ------------------------------------------

         On March 13, 2006, the Board of Directors of Cavalier Homes, Inc. (the "Company") approved the following bonuses for the calendar year 2005 for officers of the Company as recommended by the Compensation Committee of the Board of Directors:

                 Name                                        Title                            2005 Bonus Amount
                 ----                                        -----                            -----------------

David A. Roberson                            President and Chief Executive Officer                 $300,000

Michael R. Murphy                         Vice President, Chief Financial Officer and              $150,000
                                                      Secretary- Treasurer

Gregory A. Brown                                    Chief Operating Officer                        $225,000


         On March 13, 2006, the Board of Directors of the Company approved the Compensation Committee's recommendation with respect to performance targets for fiscal year 2006 bonuses under the 2005 Incentive Compensation Plan (the "Plan") for each of Messrs. Roberson, Murphy and Brown. The performance target for the award of 2006 cash incentive bonuses for all of the named executive officers is the Company's pre-tax income for 2006. The Board defined "pre-tax income" as net income of the Company for the year 2006 before deduction for income taxes, after deduction for incentive compensation, plus net income, after tax, from equity investees. If the actual pre-tax income of the Company does not meet the target number, the bonus amounts for each of the named executive officers shall be reduced proportionately; provided, however, that no incentive bonus shall be paid unless the Company has pre-tax income that exceeds seventy percent (70%) of the performance target.

         The table below sets forth the 2006 target bonus amounts under the Plan for each of the Company's executive officers at both the 100% and 70% threshold amounts:


       Name                              Title                        2006 Target Bonus            2006 Target Bonus
                                                                           (100%)                       (70%)
       ----                              -----                        ----------------             -----------------


David A. Roberson                   President and Chief                   $350,000                      $245,000
                                     Executive Officer

Michael R. Murphy                   Vice President, Chief                 $225,000                      $157,500
                                    Financial Officer and
                                    Secretary-Treasurer

Gregory A. Brown                    Chief Operating Officer               $275,000                      $192,500

         On March 13, 2006, the Board of Directors of the Company approved the Compensation Committee's recommendation to award shares of restricted stock to certain of the Company's named executive officers pursuant to the Plan. The restricted stock will vest in three equal annual installments beginning on the first anniversary of the date of grant, subject to accelerated vesting upon death or disability or in the event of a "change in control," as that term is defined in the Plan.

         The table below sets forth the number of shares of restricted stock awarded to each of the Company's named executive officers:


                 Name                                        Title                             Number of Shares
                 ----                                        -----                             ----------------


David A. Roberson                            President and Chief Executive Officer                  30,000

Michael R. Murphy                         Vice President, Chief Financial Officer and               20,000
                                                      Secretary- Treasurer

Gregory A. Brown                                    Chief Operating Officer                         20,000

                               SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         CAVALIER HOMES, INC.
                                             (Registrant)


Date: March  17, 2006          By        /s/ Michael R. Murphy
                                 ----------------------------------------------
                                             Michael R. Murphy
                                       Its Chief Financial Officer